Exhibit 10.35
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “First Amendment”) is made on January 31, 2022, by and among Faraday Future Intelligent Electric Inc. (the “Company”), Faraday&Future Inc. (“Faraday Future”), and Carsten Breitfeld (the “Executive”). Faraday Future, the Company, and Executive are collectively referred to hereinafter as the “Parties”.
RECITALS
WHEREAS, the Parties entered an Employment Agreement effective as of July 21, 2021 (the “Agreement”);
WHEREAS, in accordance with the recommendations and findings made by the Faraday Future Special Committee, in order for the employment of the Executive to continue, the Company and Faraday Future require that there be modifications to certain terms and conditions of the Agreement, but that the unmodified terms remain in full force and effect; and
WHEREAS, the Executive wishes to continue his employment in the position of Chief Executive
Officer.
AGREEMENT
IT IS HEREBY AGREED as follows:
1.Section 3 (a) of the Agreement is amended and restated in its entirety as follows:
a.Title. The Executive will have the office and title of Chief Executive Officer (“CEO”) of the Company. The Executive’s position with the Company is a full-time position. The Executive will report to the Company’s Executive Chairperson.
2.Section 4 (a) of the Agreement is amended and restated as follows:
a.Base Salary. The Company will pay the Executive a base salary of $1,687,500 USD gross per annum (the “Base Salary”), subject to any potential annual increase as determined by the Board (or a committee thereof) in its sole discretion based on the Executive’s performance.
3.Except as provided in Sections 1 and 2 hereof, the Agreement shall remain in full force and effect in accordance with its terms or as otherwise validly modified by the Parties.
4.The terms of this First Amendment shall become effective upon execution by the Parties.
5.This First Amendment may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by electronic means (such as by facsimile or will be effective as delivery of a manually executed counterpart to this First Amendment.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties, intend to be bound hereby and have duly executed this First Amendment to the Employment Agreement as of the date set forth in the preamble.
SIGNED by and on behalf of
FARADAY FUTURE
FARADAY&FUTURE INC.
By:
Name:
Title:
THE COMPANY
FARADAY FUTURE INTELLIGENT ELECTRIC INC.
By:
Name:
Title:

SIGNED by
THE EXECUTIVE
CARSTEN BREITFELD

[SIGNATURE PAGE TO FIRST AMENDMENT TO EMPLOYMENT AGREEMENT]